FORM 8-A

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                AMENDMENT NO. 1

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                   GATEWAY AMERICAN PROPERTIES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                Colorado                             84-139-1336
----------------------------------------     -----------------------------
(Address of principal executive offices)     (Employer Identification No.)


Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class              Name of each exchange on which
            to be so registered              each class is to be registered

                  NONE
     -------------------------------      -------------------------------------
     -------------------------------      -------------------------------------
     -------------------------------      -------------------------------------

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. |_|

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. |_|


Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock $.01 Par Value
               -----------------------------------------------
                              (Title of class)

           Common Stock Purchase Warrants to Purchase Common Stock
          ---------------------------------------------------------
                              (Title of class)

     The Registrant hereby files this Amendment No. 1 to this Form 8-A for the purpose of withdrawing the Registration Statement since the public offering propsed to be made pursuant to Registration Statement No. 333-37991 filed with the Securities and Exchange Commission under the Securities Act of 1933 and which occasioned the filing of the Form 8-A has been terminated and Registration Statement No. 333-37991 has been withdrawn.


                                   SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized on this 6th day of March, 1998 in the City of Denver, State of Colorado.



                                          GATEWAY AMERICAN PROPERTIES
                                          CORPORATION, a Colorado corporation

                                By /s/ Harvey E. Deutsch
                                       -----------------------------------------
                                       Harvey E. Deutsch, President and Chief
                                       Executive Officer

                                By /s/ Joel H. Farkas
                                       -----------------------------------------
                                       Joel H. Farkas, Vice-President - Finance/
                                       Marketing, Treasurer and Chief Operating
                                       and Accounting Officer

      Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                               TITLE               DATE
---------                               -----               ----

/s/ Harvey E. Deutsch                   Director            March 6, 1998
    --------------------------------
    Harvey E. Deutsch

/s/ Joel H. Farkas                      Director            March 6, 1998
    --------------------------------
    Joel H. Farkas

/s/ Michael A. Messina                  Director            March 6, 1998
    --------------------------------
    Michael A. Messina

                    Gateway American Properties Corporation
                       9145 East Kenyon Ave., Suite 200
                               Denver, CO 80237
                           telephone (303)843-9742
                              fax (303)843-0143


January 30, 1998


United States Securities and Exchange Commission
Washington, D.C. 20549

            Re: Acceleration of Effectiveness of Registration on Securities under Section 12(g) of the Securities Exchange Act of 1934 by Gateway American Properties Corporation ("Registrant") pursuant to Form 8-A filed herewith.

Gentlemen:

      The Registrant hereby respectfully requests that the Registration of its Common Stock and Common Stock Purchase Warrants under Section 12(g) of the Securities Exchange Act pursuant to the Form 8-A filed with this request be declared effective simultaneously with the Registrant's Registration Statement of Form SB-2 filed under the Securities Act of 1933, Registration No.
333-37991.

Gateway American Properties Corporation



By: /s/ Harvey E. Deutsch
        ----------------------------
        Harvey E. Deutsch, President

Enlosure